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                                                                   EXHIBIT 10.10

                               AMI HOLDINGS, INC.

                      WARRANT FOR THE PURCHASE OF SHARES OF
                   CLASS A COMMON STOCK OF AMI HOLDINGS, INC.


NO. W-[ ]                                                             WARRANT TO
                                                                        PURCHASE
                                                                      [ ] SHARES


         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, VOTING AND OTHER MATTERS AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM THE COMPANY.

         FOR VALUE RECEIVED, AMI HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby certifies that GA-TEK Inc., its successor or permitted assigns (the "HOLDER"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, [ ] fully paid and non-assessable shares of Class A Common Stock of the Company, par value $.01 per share (the "COMMON STOCK"), at a purchase price per share equal to the Exercise Price (as hereinafter defined). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth.

         1. Definitions. The following terms, as used herein, have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, provided that no securityholder of the Company shall be deemed an Affiliate of any other securityholder solely by reason of any investment in the Company. For the purpose of this definition, the term "CONTROL" (including with correlative meanings, the terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL

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WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in San Francisco or New York City are authorized by law to close.

         "CHANGE OF CONTROL" means such time as:

         (i) any "person" (as such term is used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934), other than

                           (A) the Institutional Shareholders and/or their
                  respective Permitted Transferees (as defined in Section 1.01 of the Shareholders' Agreement) or

                           (B) any "group" (within the meaning of such Section
                  13(d)(3)) of which either of the Institutional Shareholders constitutes a majority (on the basis of ownership interest),

acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the Company's then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally; or

         (ii) a sale or transfer by the Company or any of its Subsidiaries of substantially all of the consolidated assets of the Company and its Subsidiaries to a Person that is not an Affiliate of the Company prior to such sale or transfer.

         "DULY ENDORSED" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

         "EXERCISE PRICE" means $12.94 per Warrant Share, such Exercise Price to be adjusted from time to time as provided herein.

         "EXPIRATION DATE" means December 31, 2010 at 5:00 p.m. New York City time.

         "FIRST PUBLIC OFFERING" means the first Public Offering of Class A Common Stock after the date hereof.

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         "FP" means FP-McCartney, L.L.C. and, to the extent FP shall have transferred any of its Company Securities to any of its "Permitted Transferees" as defined in Section 1.01 of the Shareholders' Agreement, such Permitted Transferees, taken together.

         "INSTITUTIONAL SHAREHOLDER" means either of (i) FP or (ii) TBW, or either of their Permitted Transferees, as defined in Section 1.01 of the Shareholders' Agreement.

         "JUNIOR PREFERRED STOCK" means the Series B 14.5% Junior Preferred Stock, par value $.01 per share, of the Company.

         "MERGER AGREEMENT" means the Agreement and Plan of Merger and Recapitalization dated December 5, 2000, among the Company and the parties listed on the signature pages thereto, providing for the purchase of the Preferred Stock, the Common Stock and this Warrant.

         "PERSON" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PREFERRED STOCK" means the Senior Preferred Stock and the Junior Preferred Stock.

         "PUBLIC OFFERING" means an underwritten public offering of Registrable Securities (as defined in the Shareholders' Agreement) of the Company pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement on Form S-4 or Form S-8 or any similar or successor form, provided that the proceeds of such public offering amounts to $30,000,000 gross proceeds to the Company.

         "SENIOR PREFERRED STOCK" means the Series A 13.5% Senior Preferred Stock, par value $.01 per share, of the Company.

         "SHAREHOLDERS" means the Shareholders listed on the signature pages to the Shareholders' Agreement.

         "SHAREHOLDERS' AGREEMENT" means the Shareholders' Agreement dated as of the date hereof among the Company and the holders listed on the signature pages thereto.

         "SUBSIDIARY" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

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         "TBW" means TBW LLC and, to the extent TBW shall have transferred any of its Company Securities to any of its "Permitted Transferees" as defined in
Section 1.01 of the Shareholders' Agreement, such Permitted Transferees, taken together.

         "WARRANT SHARES" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

         2.       Exercise of Warrant.

         (a) This Warrant shall not be exercisable until the earlier of (i) the consummation of the Company's First Public Offering or (ii) the date on which a Change in Control occurs (the earlier of such dates being referred to herein as the "EXERCISABILITY DATE"). The Holder shall be entitled to exercise this Warrant in whole or in part at any time during the period commencing on the Exercisability Date and terminating on the Expiration Date or, if such day is not a Business Day, then on the next succeeding day that shall be a Business Day the ("EXERCISE PERIOD"). Notwithstanding the foregoing two sentences, the Holder shall exercise all or a portion of this Warrant if the Institutional Shareholders so require such exercise pursuant to Section
         4.02 of the Shareholders' Agreement. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. Subject to paragraph 2(e) below, no earlier than ten days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

         (b) The Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company or by any combination of such cash or check. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

         (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 7 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

         (d) Upon surrender of this Warrant Certificate in conformity with the

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         foregoing provisions, the Company shall transfer to the Holder of this
         Warrant Certificate appropriate evidence of ownership of the shares of Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in paragraph 6 below.

         (e) In lieu of making the cash payment required to exercise the Warrant pursuant to paragraph 2(a)(but in all other respects in accordance with the exercise procedure set forth in paragraph 2(a)), the Holder may elect to convert this Warrant into shares of Common Stock, in which event the Company will issue to the Holder the number of shares of Common Stock equal to the result obtained by (a) subtracting B from A, (b) multiplying the difference by C, and (c) dividing the product by A as set forth in the following equation:

                  X = (A - B) x C where:
                      -----------
                           A

                           X = the number of shares of Common Stock issuable upon exercise pursuant to this paragraph 2(e).

                           A = the Daily Price (as defined below) on the day immediately preceding the date on which the Holder delivers written notice to the Company pursuant to paragraph.

                           B =  the Exercise Price.

                           C = the number of shares of Common Stock as to which this Warrant is being exercised pursuant to paragraph 2(a).

         If the foregoing calculation results in a negative number, then no shares of Common Stock shall be issued upon exercise pursuant to this paragraph 2(e)

                  3. Additional Warrant Shares. (a) The number of shares of Common Stock that Holder is entitled to purchase under this Warrant shall increase to 7,595,002 if (but only if) the (i) Company's total revenues are at least $450,000,000 for the fiscal year ending December 31, 2001, as shown on the Company's audited consolidated statement of operations for the fiscal year ending December 31, 2001 (together with the audited consolidated statement of cash flows for such fiscal year, the "AUDITED FINANCIALS") and (ii) the Company's

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         EBITDA, calculated as the Company's earnings before interest and taxes
         (as shown on the Company's statement of operations in the Audited Financials) and depreciation and amortization (as shown on the statement of cash flows in the Audited Financials), is at least $142,000,000 for the fiscal year ending December 31, 2001. If either of
         (i) or (ii) in this paragraph 3(a) are not met or if this Warrant is exercised in full or cancelled prior to December 31, 2001, this paragraph 3 shall be of no effect.

                  (b) The Company will deliver to Holder the Audited Financials no later than 90 days after December 31, 2001. The Audited Financials will be accompanied by a certificate of the Company (the "CERTIFICATE") stating the Company's determination as to whether such increase has occurred. The Company's determination thereof in good faith shall be conclusive and binding on all parties absent manifest error. If the Company determines that the number of shares that Holder is entitled to purchase has increased to 7,595,002, such increase shall be effective upon the date of delivery of the Certificate to Holder and an amended Warrant (which shall contain terms identical to the terms of this Warrant, with the exception that this paragraph 3 shall not be contained therein) reflecting such increase shall be delivered to Holder as promptly as practicable after the date of delivery of the Certificate.

                  (c) If after December 31, 2001, the Institutional Shareholders require the exercise of this Warrant pursuant to a Compelled Sale (as defined in Section 4.02 of the Shareholders' Agreement), the Company shall not consummate such Compelled Sale until the Company has delivered the Audited Financials and the Certificate and, to the extent that the Company determines that Holder is entitled to the increase, such increase shall be effective prior to the consummation of such Compelled Sale upon the date of delivery of the Certificate to Holder.

                  4. Restrictive Legend. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to the Shareholders' Agreement.

                  5. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except to the extent set forth in the Shareholders' Agreement.

                  6. Fractional Shares. (a) No fractional shares or scrip representing

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         fractional shares shall be issued upon the exercise of this Warrant and in lieu of delivery of any such fractional share upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Price Per Common Share (as defined in paragraph 6(b) below) at the date of such exercise.

                  (b) For the purpose of any computation under paragraph 6(a), on any determination date on or prior to the Company's First Public Offering, the Current Market Price Per Common Share shall, subject to the penultimate sentence of this paragraph 6(b), be the fair market value per share of the Common Stock as conclusively determined in good faith by the Board of Directors of the Company, and after the Company's First Public Offering, the Current Market Price Per Common Share shall be deemed to be the average (weighted by daily trading volume) of the Daily Prices (as defined below) per share of the applicable class of Common Stock for the 20 consecutive trading days immediately prior to such date. "DAILY PRICE" means (A) if the shares of such class of Common Stock then are listed and traded on the New York Stock Exchange, Inc. ("NYSE"), the closing price on such day as reported on the NYSE Composite Transactions Tape; (B) if the shares of such class of Common Stock then are not listed and traded on the NYSE, the closing price on such day as reported by the principal national securities exchange on which the shares are listed and traded; (C) if the shares of such class of Common Stock then are not listed and traded on any such securities exchange, the last reported sale price on such day on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"); or if the shares of such class of Common Stock then are not traded on the NASDAQ National Market, the average of the highest reported bid and lowest reported asked price on such day as reported by NASDAQ.(D) If on any determination date the shares of such class of Common Stock are not quoted by any such organization, the Current Market Price Per Common Share shall be the fair market value of such shares on such determination date as conclusively determined in good faith by the Board of Directors. For purposes of any computation under this paragraph 6(b), the number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company.

                  7. Exchange, Transfer or Assignment of Warrant. This Warrant Certificate and all rights hereunder are not transferable by the registered holder hereof except to a Permitted Transferee of Holder (as defined with respect to the Holder in Section 1.01 of the Shareholders' Agreement) who, prior to such transfer, agrees in writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of the Shareholders' Agreement in accordance with the provisions thereof. Each holder of this Warrant Certificate by holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

                  8. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

                  9.       Anti-dilution Provisions.

                  (a) Reorganization, Reclassification or Recapitalization of the Company. In case of (a) a capital reorganization, reclassification or recapitalization of the Company's capital stock (other than in the cases referred to in paragraph 9(b) hereof), (b) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (c) the sale or transfer of the Company's property as an entirety or substantially as an entirety, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable, as appropriate), and without payment of any additional consideration, the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer. This paragraph 9(a) shall apply to successive reorganizations, reclassifications, recapitalizations, mergers, consolidations, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant.

                  (b) Reclassifications. If the Company changes any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted. This paragraph 9(b) shall apply to successive reclassifications.

                  (c) Splits and Combinations. If the Company at any time subdivides any of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  (d) Dividends and Distributions. If the Company declares a dividend or other distribution on the Common Stock (other than a cash dividend or distribution), then, as part of such dividend or distribution, lawful provision shall be made so that there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof, in addition to the number of shares of Common Stock receivable thereupon and without payment of any additional consideration, the amount of the dividend or other distribution to which the holder of the number of shares of Common Stock obtained upon exercise hereof would have been entitled to receive had the exercise occurred as of the record date for such dividend or distribution.

                  (e) Liquidation; Dissolution. If the Company shall dissolve, liquidate or wind up its affairs, the Holder shall have the right, but not the obligation, to exercise this Warrant effective as of the date of such dissolution, liquidation or winding up. If any such dissolution, liquidation or winding up results in any cash distribution to the Holder in excess of the aggregate Exercise Price for the shares of Common Stock for which this Warrant is exercised, then the Holder may, at its option, exercise this Warrant without making payment of such aggregate Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider such aggregate Exercise Price to have been paid in full, and in making such settlement to the Holder, shall deduct an amount equal to such aggregate Exercise Price from the amount payable to the Holder.

                  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided that any adjustments which by reason of this paragraph 9(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 9 shall be made to the nearest one tenth of a cent or to the nearest hundredth of a share, as the case may be.

                  (g) In the event that, at any time as a result of the provisions of this paragraph 9, the holder of this Warrant upon subsequent exercise shall become entitled to receive any shares of capital stock of the Company other than Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

                  (h) Upon each adjustment of the Exercise Price as a result of the calculations made in paragraphs 9(b) or 9(c) hereof, the number of shares for which this Warrant is exercisable immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock obtained by multiplying the number of shares covered by this Warrant immediately prior to this adjustment of the number of shares by the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

                  10. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been furnished to the party giving or making such notice, demand or delivery:

                  If to the Company:

                           AMI Holdings, Inc.
                           16644 West Bernardo Drive, Suite 301
                           San Diego, CA 92127
                           Facsimile: (858) 521-3777
                           Attention: Chief Financial Officer

                  If to the Holder:

                           GA-TEK Inc.
                           34929 Curtis Boulevard
                           Eastlake, OH 44095-4001
                           Facsimile: (440) 953-5120
                           Attention: Michael C. Veysey, Esq.

Each such notice, demand or delivery shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified herein and the intended recipient confirms the receipt of such facsimile or (ii) if given by any other means, when received at the address specified herein.

                  11. Rights of the Holder. Prior to the exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company except as may be specifically provided for herein.

                  12. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND

         DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

                  13. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  14. No Impairment. Without in any way altering the terms of this Warrant, the Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. The effectiveness of this Section 14 shall terminate upon the exercise or cancellation of the Warrant.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant Certificate to be signed by its duly authorized officer and to be dated as of December __, 2000.

                                            AMI Holdings, Inc.

                                            By:
                                                Name:
                                                Title:

Acknowledged and Agreed:

GA-TEK Inc.

By:
    Name:
    Title:

                             WARRANT EXERCISE NOTICE

                        (To be delivered prior to exercise of the Warrant
                     by execution of the Warrant Exercise Subscription Form)

To: AMI HOLDINGS, INC.

         The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $.01 per share, of AMI Holdings, Inc. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "SHARES") at $______ per Share (the Exercise Price currently in effect pursuant to the Warrant). The undersigned intends to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

Date:______________________

                                   GA-TEK Inc.

                                   By:_________________________________
                                      Name:
                                      Title:

                                   ____________________________________
                                   (Street Address)

                                   ____________________________________________
                                   (City)        (State)             (Zip Code)

Payment: $________cash

         $________check

Securities and/or check to be issued to:_______________________________________

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:___________________________

Name:__________________________________________________________________________

Street Address:________________________________________________________________

City, State and Zip Code:______________________________________________________

                             WARRANT ASSIGNMENT FORM

                                                    Dated ___________ ___, _____

             FOR VALUE RECEIVED, _______________________ hereby sells,

assigns and transfers unto_____________________________________(the "ASSIGNEE"),
                         (please type or print in block letters)

                                        (insert address)

its right to purchase up to shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                  Signature: